                                                                    Exhibit 3.68
                               OPTION AGREEMENT

          THIS AGREEMENT made the 26th day of June, 2000

B E T W E E N:

               OPUS MINERALS INC., a corporation
               incorporated pursuant to the
               laws of the Province of Ontario,

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART
               - and -

               DENISE GIRVIN, an employee of the
               Corporation,

               (hereinafter referred to as the "Purchaser")

                                                            OF THE SECOND PART

          WHEREAS the Corporation desires to grant to the Optionee pursuant to the terms of the Corporation's Stock Option Plan (the "Plan") options to purchase common shares in the capital of the Corporation, pursuant to the Ontario Securities Commission ruling of January 10, 1997under subsection 74(1) of the Securities Act (Ontario).

          AND WHEREAS the Purchaser is an employee of the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each parties hereto) the Corporation and the Optionee hereby agree as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be one or more common shares in the capital of the Corporation as constituted at the date of the Agreement.

2. The Corporation hereby grants to the Purchaser subject to the terms and conditions hereinafter set out, an irrevocable option to purchase Fifteen Thousand (15,000) shares of the Corporation (the said Fifteen Thousand (15,000) common shares being hereinafter called the "Optioned Shares") at the exercise price of two dollars and fifty five cents ($2.55 US funds) per Optioned Share vesting at a rate of 1/3 per year for three years.

The first Five Thousand (5,000) shares vesting on June 26, 2001, the second Five Thousand (5,000) shares vesting on June 26, 2002 and the third Five Thousand (5,000) shares vesting on June 26, 2003.

3. The Purchaser shall, subject to the terms and conditions hereinafter set out, have the right to exercise the Fifteen Thousand (15,000) options hereby granted with respect to all or any part of the optioned shares from time to time after the vesting dates hereof and prior to close of business on June 30, 2005 (Hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not been exercised.

4. In the event of the death of the Purchaser on or prior to the Expiry Dates while an employee of the Corporation, the option hereby granted to the Purchaser may be exercised, as to such of the Optioned Shares in respect of which option has not previously been exercised as the Purchaser would have then been entitled to purchase, by the legal personal representatives of the Purchaser at any time up to and including (but not after) a date of six (6) months following the date of death of the Purchaser or to the close of business on the expiry date, whichever is earlier.

5. In the event of the resignation or discharge of the Purchaser as an employee of the Corporation prior to the Expiry Dates, the option hereby granted and earned to the Purchaser shall after ninety (90) days following the Purchaser ceasing to be an employee of the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option has not been previously exercised.

6. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporation existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(I) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not been previously exercised, by the Purchaser at any time up to and including (but not after) a date ninety (90 days following of the completion of such sale or prior to the close of business on the Expiry Dates, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

7. Subject to the provisions of paragraph 4, 5 and 6 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or his legal personal representative giving a notice in writing addressed to the

Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser or his legal personal representatives (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of optioned shares as the Purchaser or his legal personal representatives shall have then paid.

8. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his options hereunder in the manner hereinbefore provided.

9. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the expiry date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division or change if such exercise of the option hereby granted had been prior to the date of sub-division re-division or change.

      In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Dates into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

10. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (Including any right to receive dividends or other distribution therefrom or thereon) other than in respect of the Optioned Shares in respect of which the Purchaser shall have exercised his option hereunder and which the Purchaser shall have actually taken up and paid for.

11.    Time shall be of the essence of this Agreement.

12. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and his legal personal representative to the extent provided in paragraph 4 hereof. This Agreement shall not be assignable by the Purchaser or his respective legal representative.


13. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

       IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED  ) OPUS MINERALS INC.
     (in the presence of)     )
                              )
                              )
                              )
                              )
                              ) By:__________________________________
                              )     Frank Kollar, Chairman
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )    ________________________________
                              )     Denise Girvin

                                                                    EXHIBIT 3.68

                               OPTION AGREEMENT

          THIS AGREEMENT made the 15th day of August, 2000

B E T W E E N:

               INVESTORLINKS.COM INC., a corporation
               incorporated pursuant to the laws of the Province of Ontario,

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART
               - and -

               NANCY NIVEN, an employee of the
               Corporation,

               (hereinafter referred to as the "Purchaser")

                                                            OF THE SECOND PART

          WHEREAS the Corporation desires to grant to the Optionee pursuant to the terms of the Corporation's Stock Option Plan (the "Plan") options to purchase common shares in the capital of the Corporation, pursuant to the Ontario Securities Commission ruling of January 10, 1997 under subsection 74(1) of the Securities Act (Ontario).

          AND WHEREAS the Purchaser is an employee of the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each parties hereto) the Corporation and the Optionee hereby agree as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be one or more common shares in the capital of the Corporation as constituted at the date of the Agreement.

2. The Corporation hereby grants to the Purchaser subject to the terms and conditions hereinafter set out, an irrevocable option to purchase Fifteen Thousand (15,000) shares of the Corporation (the said Fifteen Thousand (15,000) common shares being hereinafter called the "Optioned Shares") at the exercise price of two dollars and fifty five cents ($3.05 US funds) per Optioned Share vesting at a rate of 1/3 per year for three years.

The first Five Thousand (5,000) shares vesting on August 15, 2001, the second Five Thousand (5,000) shares vesting on August 15, 2002 and the third Five Thousand (5,000) shares vesting on August 15, 2003.

3. The Purchaser shall, subject to the terms and conditions hereinafter set out, have the right to exercise the Fifteen Thousand (15,000) options hereby granted with respect to all or any part of the optioned shares from time to time after the vesting dates hereof and prior to close of business on August 30, 2005 (Hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not been exercised.

4. In the event of the death of the Purchaser on or prior to the Expiry Dates while an employee of the Corporation, the option hereby granted to the Purchaser may be exercised, as to such of the Optioned Shares in respect of which option has not previously been exercised as the Purchaser would have then been entitled to purchase, by the legal personal representatives of the Purchaser at any time up to and including (but not after) a date of six (6) months following the date of death of the Purchaser or to the close of business on the expiry date, whichever is earlier.

5. In the event of the resignation or discharge of the Purchaser as an employee of the Corporation prior to the Expiry Dates, the option hereby granted and earned to the Purchaser shall after ninety (90) days following the Purchaser ceasing to be an employee of the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option has not been previously exercised.

6. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporation existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(I) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not been previously exercised, by the Purchaser at any time up to and including (but not after) a date ninety (90 days following of the completion of such sale or prior to the close of business on the Expiry Dates, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

7. Subject to the provisions of paragraph 4, 5 and 6 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or his legal personal representative giving a notice in writing addressed to the

Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser or his legal personal representatives (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of optioned shares as the Purchaser or his legal personal representatives shall have then paid.

8. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his options hereunder in the manner hereinbefore provided.

9. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the expiry date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division or change if such exercise of the option hereby granted had been prior to the date of sub-division re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Dates into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

10. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (Including any right to receive dividends or other distribution therefrom or thereon) other than in respect of the Optioned Shares in respect of which the Purchaser shall have exercised his option hereunder and which the Purchaser shall have actually taken up and paid for.

11.       Time shall be of the essence of this Agreement.

12. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and his legal personal representative to the extent provided in paragraph 4 hereof. This Agreement shall not be assignable by the Purchaser or his respective legal representative.


13. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED  ) INVESTORLINKS.COM INC.
     (in the presence of      )
                              )
                              )
                              )
                              )
                              ) By:__________________________________
                              )    Frank Kollar, Chairman
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )    ________________________________
                              )    Nancy Niven

                                                                    Exhibit 3.68

                               OPTION AGREEMENT


          THIS AGREEMENT made the 26th day of June, 2000

B E T W E E N:

               OPUS MINERALS INC., a corporation
               incorporated pursuant to the
               laws of the Province of Ontario,

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART

               - and -


               FRANK KOLLAR, a director of the
               Corporation,

               (hereinafter referred to as the "Purchaser")

                                                            OF THE SECOND PART

          WHEREAS the Corporation desires to grant to the Optionee pursuant to the terms of the Corporation's Stock Option Plan (the "Plan") options to purchase common shares in the capital of the Corporation, pursuant to the Ontario Securities Commission ruling of January 10, 1997 under subsection 74(1) of the Securities Act (Ontario).

          AND WHEREAS the Purchaser is a director of the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each parties hereto) the Corporation and the Optionee hereby agree as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be one or more common shares in the capital of the Corporation as constituted at the date of the Agreement.

2. The Corporation hereby grants to the Purchaser subject to the terms and conditions hereinafter set out, an irrevocable option to purchase Two Hundred and Ninety Thousand (290,000) shares of the Corporation (the said Two Hundred and Ninety Thousand (290,000) common shares being hereinafter called the "Optioned Shares") at the exercise price of two dollars and fifty five cents ($2.55 US funds) per Optioned Share.

3. The Purchaser shall, subject to the terms and conditions hereinafter set out, have the right to exercise the Two Hundred and Ninety Thousand (290,000) options hereby granted with respect to all or any part of the optioned shares at any time or from time to time after the date hereof and prior to close of business on June 30, 2005 (Hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not been exercised.

4. In the event of the death of the Purchaser on or prior to the Expiry Dates while a director of the Corporation, the option hereby granted to the Purchaser may be exercised, as to such of the Optioned Shares in respect of which option has not previously been exercised as the Purchaser would have then been entitled to purchase, by the legal personal representatives of the Purchaser at any time up to and including (but not after) a date of six (6) months following the date of death of the Purchaser or to the close of business on the expiry date, whichever is earlier.

5. In the event of the resignation or discharge of the Purchaser as a director of the Corporation prior to the Expiry Dates, the option hereby granted to the Purchaser shall after ninety (90) days following the Purchaser ceasing to be a director of the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option has not been previously exercised.

6. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporation existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(I) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not been previously exercised, by the Purchaser at any time up to and including (but not after) a date ninety (90 days following of the completion of such sale or prior to the close of business on the Expiry Dates, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

7. Subject to the provisions of paragraph 4, 5 and 6 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or his legal personal representative giving a notice in writing addressed to the

Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser or his legal personal representatives (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of optioned shares as the Purchaser or his legal personal representatives shall have then paid.

8. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his options hereunder in the manner hereinbefore provided.

9. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the expiry date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division or change if such exercise of the option hereby granted had been prior to the date of sub-division re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Dates into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

10. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (Including any right to receive dividends or other distribution therefrom or thereon) other than in respect of the Optioned Shares in respect of which the Purchaser shall have exercised his option hereunder and which the Purchaser shall have actually taken up and paid for.

11.       Time shall be of the essence of this Agreement.

12. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and his legal personal representative to the extent provided in paragraph 4 hereof. This Agreement shall not be assignable by the Purchaser or his respective legal representative.

13. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED   ) OPUS MINERALS INC.
     (in the presence of)      )
                               )
                               )
                               )
                               )
                               ) By:__________________________________
                               )     Romaine Gilliland, President & CEO
                               )
                               )
                               )
                               )
                               )
                               )
                               )
                               )
                               )    ________________________________
                               )     Frank Kollar

                                                                    EXHIBIT 3.68

                               OPTION AGREEMENT

          THIS AGREEMENT made the 26th day of June, 2000

B E T W E E N:

               OPUS MINERALS INC., a corporation
               incorporated pursuant to the laws of the Province of Ontario,

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART

               - and -


               ELIZABETH J. KIRKWOOD, a director of the Corporation,

               (hereinafter referred to as the "Purchaser")

                                                            OF THE SECOND PART

          WHEREAS the Corporation desires to grant to the Optionee pursuant to the terms of the Corporation's Stock Option Plan (the "Plan") options to purchase common shares in the capital of the Corporation, pursuant to the Ontario Securities Commission ruling of January 10, 1997 under subsection 74(1) of the Securities Act (Ontario).

          AND WHEREAS the Purchaser is a director of the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each parties hereto) the Corporation and the Optionee hereby agree as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be one or more common shares in the capital of the Corporation as constituted at the date of the Agreement.

2. The Corporation hereby grants to the Purchaser subject to the terms and conditions hereinafter set out, an irrevocable option to purchase Eighteen Thousand (18,000) shares of the Corporation (the said Eighteen Thousand (18,000) common shares being hereinafter called the "Optioned Shares") at the exercise price of two dollars and fifty five cents ($2.55 US funds) per Optioned Share.

3. The Purchaser shall, subject to the terms and conditions hereinafter set out, have the right to exercise the Eighteen Thousand (18,000) options hereby granted with respect to all or any part of the optioned shares at any time or from time to time after the date hereof and prior to close of business on June 30, 2005 (Hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not been exercised.

4. In the event of the death of the Purchaser on or prior to the Expiry Dates while a director of the Corporation, the option hereby granted to the Purchaser may be exercised, as to such of the Optioned Shares in respect of which option has not previously been exercised as the Purchaser would have then been entitled to purchase, by the legal personal representatives of the Purchaser at any time up to and including (but not after) a date of six (6) months following the date of death of the Purchaser or to the close of business on the expiry date, whichever is earlier.

5. In the event of the resignation or discharge of the Purchaser as a director of the Corporation prior to the Expiry Dates, the option hereby granted to the Purchaser shall after ninety (90) days following the Purchaser ceasing to be a director of the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option has not been previously exercised.

6. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporation existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(I) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not been previously exercised, by the Purchaser at any time up to and including (but not after) a date ninety (90 days following of the completion of such sale or prior to the close of business on the Expiry Dates, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

7. Subject to the provisions of paragraph 4, 5 and 6 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or his legal personal representative giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the

Secretary of the Corporation, which notice shall specify the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser or his legal personal representatives (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of optioned shares as the Purchaser or his legal personal representatives shall have then paid.

8. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his options hereunder in the manner hereinbefore provided.

9. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the expiry date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division or change if such exercise of the option hereby granted had been prior to the date of sub-division re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Dates into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

10. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (Including any right to receive dividends or other distribution therefrom or thereon) other than in respect of the Optioned Shares in respect of which the Purchaser shall have exercised his option hereunder and which the Purchaser shall have actually taken up and paid for.

11.       Time shall be of the essence of this Agreement.

12. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and his legal personal representative to the extent provided in paragraph 4 hereof. This Agreement shall not be assignable by the Purchaser or his respective legal representative.

13. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED  ) OPUS MINERALS INC.
     (in the presence of)     )
                              )
                              )
                              )
                              )
                              ) By:__________________________________
                              )    Romaine Gilliland, President & CEO
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )   ________________________________
                              )   Elizabeth J. Kirkwood

                                                                    Exhibit 3.68

                               OPTION AGREEMENT

          THIS AGREEMENT made the 26th day of June, 2000

B E T W E E N:

               OPUS MINERALS INC., a corporation
               incorporated pursuant to the laws of the Province of Ontario,

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART
               - and -

               KATHY HOBBS-PARENT, an employee of the
               Corporation,

               (hereinafter referred to as the "Purchaser")

                                                            OF THE SECOND PART

          WHEREAS the Corporation desires to grant to the Optionee pursuant to the terms of the Corporation's Stock Option Plan (the "Plan") options to purchase common shares in the capital of the Corporation, pursuant to the Ontario Securities Commission ruling of January 10, 1997under subsection 74(1) of the Securities Act (Ontario).

          AND WHEREAS the Purchaser is an employee of the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each parties hereto) the Corporation and the Optionee hereby agree as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be one or more common shares in the capital of the Corporation as constituted at the date of the Agreement.

2. The Corporation hereby grants to the Purchaser subject to the terms and conditions hereinafter set out, an irrevocable option to purchase Fifteen Thousand (9,000) shares of the Corporation (the said Nine Thousand (9,000) common shares being hereinafter called the "Optioned Shares") at the exercise price of two dollars and fifty five cents ($2.55 US funds) per Optioned Share vesting at a rate of 1/3 per year for three years.

The first Three Thousand (3,000) shares vesting on June 26, 2001, the second Three Thousand (3,000) shares vesting on June 26, 2002 and the third Three Thousand (3,000) shares vesting on June 26, 2003.

3. The Purchaser shall, subject to the terms and conditions hereinafter set out, have the right to exercise the Nine Thousand (9,000) options hereby granted with respect to all or any part of the optioned shares from time to time after the vesting dates hereof and prior to close of business on June 30, 2005 (Hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not been exercised.

4. In the event of the death of the Purchaser on or prior to the Expiry Dates while an employee of the Corporation, the option hereby granted to the Purchaser may be exercised, as to such of the Optioned Shares in respect of which option has not previously been exercised as the Purchaser would have then been entitled to purchase, by the legal personal representatives of the Purchaser at any time up to and including (but not after) a date of six (6) months following the date of death of the Purchaser or to the close of business on the expiry date, whichever is earlier.

5. In the event of the resignation or discharge of the Purchaser as an employee of the Corporation prior to the Expiry Dates, the option hereby granted and earned to the Purchaser shall after ninety (90) days following the Purchaser ceasing to be an employee of the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option has not been previously exercised.

6. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporation existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(I) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not been previously exercised, by the Purchaser at any time up to and including (but not after) a date ninety (90 days following of the completion of such sale or prior to the close of business on the Expiry Dates, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.


7. Subject to the provisions of paragraph 4, 5 and 6 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or his legal personal representative giving a notice in writing addressed to the

Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser or his legal personal representatives (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of optioned shares as the Purchaser or his legal personal representatives shall have then paid.

8. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his options hereunder in the manner hereinbefore provided.

9. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the expiry date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division or change if such exercise of the option hereby granted had been prior to the date of sub-division re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Dates into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

10. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (Including any right to receive dividends or other distribution therefrom or thereon) other than in respect of the Optioned Shares in respect of which the Purchaser shall have exercised his option hereunder and which the Purchaser shall have actually taken up and paid for.

11.       Time shall be of the essence of this Agreement.

12. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and his legal personal representative to the extent provided in paragraph 4 hereof. This Agreement shall not be assignable by the Purchaser or his respective legal representative.


13. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED  ) OPUS MINERALS INC.
     (in the presence of)     )
                              )
                              )
                              )
                              )
                              ) By:__________________________________
                              )     Frank Kollar, Chairman
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )    ________________________________
                              )     Kathy Hobbs-Parent

                                                                    Exhibit 3.68

                               OPTION AGREEMENT

          THIS AGREEMENT made the 26th day of June, 2000

B E T W E E N:

               OPUS MINERALS INC., a corporation
               incorporated pursuant to the laws of the Province of Ontario,

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART

               - and -


               SANDRA J. HALL, a director of the
               Corporation,

               (hereinafter referred to as the "Purchaser")

                                                            OF THE SECOND PART

          WHEREAS the Corporation desires to grant to the Optionee pursuant to the terms of the Corporation's Stock Option Plan (the "Plan") options to purchase common shares in the capital of the Corporation, pursuant to the Ontario Securities Commission ruling of January 10, 1997 under subsection 74(1) of the Securities Act (Ontario).

          AND WHEREAS the Purchaser is a director of the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each parties hereto) the Corporation and the Optionee hereby agree as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be one or more common shares in the capital of the Corporation as constituted at the date of the Agreement.

2. The Corporation hereby grants to the Purchaser subject to the terms and conditions hereinafter set out, an irrevocable option to purchase Forty Five Thousand (45,000) shares of the Corporation (the said Forty Five Thousand (45,000) common shares being hereinafter called the "Optioned Shares") at the exercise price of two dollars and fifty five cents ($2.55 US funds) per Optioned Share.

3. The Purchaser shall, subject to the terms and conditions hereinafter set out, have the right to exercise the Forty Five Thousand (45,000) options hereby granted with respect to all or any part of the optioned shares at any time or from time to time after the date hereof and prior to close of business on June 30, 2005 (Hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not been exercised.

4. In the event of the death of the Purchaser on or prior to the Expiry Dates while a director of the Corporation, the option hereby granted to the Purchaser may be exercised, as to such of the Optioned Shares in respect of which option has not previously been exercised as the Purchaser would have then been entitled to purchase, by the legal personal representatives of the Purchaser at any time up to and including (but not after) a date of six (6) months following the date of death of the Purchaser or to the close of business on the expiry date, whichever is earlier.

5. In the event of the resignation or discharge of the Purchaser as a director of the Corporation prior to the Expiry Dates, the option hereby granted to the Purchaser shall after ninety (90) days following the Purchaser ceasing to be a director of the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option has not been previously exercised.

6. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporation existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(I) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not been previously exercised, by the Purchaser at any time up to and including (but not after) a date ninety (90 days following of the completion of such sale or prior to the close of business on the Expiry Dates, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.

7. Subject to the provisions of paragraph 4, 5 and 6 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or his legal personal representative giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the

Secretary of the Corporation, which notice shall specify the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser or his legal personal representatives (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of optioned shares as the Purchaser or his legal personal representatives shall have then paid.

8. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his options hereunder in the manner hereinbefore provided.

9. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the expiry date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division or change if such exercise of the option hereby granted had been prior to the date of sub-division re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Dates into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

10. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (Including any right to receive dividends or other distribution therefrom or thereon) other than in respect of the Optioned Shares in respect of which the Purchaser shall have exercised his option hereunder and which the Purchaser shall have actually taken up and paid for.

11.       Time shall be of the essence of this Agreement.

12. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and his legal personal representative to the extent provided in paragraph 4 hereof. This Agreement shall not be assignable by the Purchaser or his respective legal representative.

13. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED  ) OPUS MINERALS INC.
     (in the presence of)     )
                              )
                              )
                              )
                              )
                              ) By:__________________________________
                              )    Romaine Gilliland, President & CEO
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )       ________________________________
                              )  Sandra J. Hall

                                                                    EXHIBIT 3.68

                               OPTION AGREEMENT

               THIS AGREEMENT made the 26th day of June, 2000

B E T W E E N:

               OPUS MINERALS INC., a corporation incorporated pursuant to the laws of the Province of Ontario,

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART

               - and -


               GEORGE STUBOS, a director of the Corporation,

               (hereinafter referred to as the "Purchaser")

                                                            OF THE SECOND PART

          WHEREAS the Corporation desires to grant to the Optionee pursuant to the terms of the Corporation's Stock Option Plan (the "Plan") options to purchase common shares in the capital of the Corporation, pursuant to the Ontario Securities Commission ruling of January 10, 1997 under subsection 74(1) of the Securities Act (Ontario).

          AND WHEREAS the Purchaser is a director of the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each parties hereto) the Corporation and the Optionee hereby agree as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be one or more common shares in the capital of the Corporation as constituted at the date of the Agreement.

2. The Corporation hereby grants to the Purchaser subject to the terms and conditions hereinafter set out, an irrevocable option to purchase Ninety Thousand (90,000) shares of the Corporation (the said Ninety Thousand (90,000) common shares being hereinafter called the "Optioned Shares") at the exercise price of two dollars and fifty five cents ($2.55 US funds) per Optioned Share.

3. The Purchaser shall, subject to the terms and conditions hereinafter set out, have the right to exercise the Ninety Thousand (90,000) options hereby granted with respect to all or any part of the optioned shares at any time or from time to time after the date hereof and prior to close of business on June 30, 2005 (Hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not been exercised.

4. In the event of the death of the Purchaser on or prior to the Expiry Dates while a director of the Corporation, the option hereby granted to the Purchaser may be exercised, as to such of the Optioned Shares in respect of which option has not previously been exercised as the Purchaser would have then been entitled to purchase, by the legal personal representatives of the Purchaser at any time up to and including (but not after) a date of six (6) months following the date of death of the Purchaser or to the close of business on the expiry date, whichever is earlier.

5. In the event of the resignation or discharge of the Purchaser as a director of the Corporation prior to the Expiry Dates, the option hereby granted to the Purchaser shall after ninety (90) days following the Purchaser ceasing to be a director of the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option has not been previously exercised.

6. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporation existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(I) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not been previously exercised, by the Purchaser at any time up to and including (but not after) a date ninety (90 days following of the completion of such sale or prior to the close of business on the Expiry Dates, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.


7. Subject to the provisions of paragraph 4, 5 and 6 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or his legal personal representative giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the

Secretary of the Corporation, which notice shall specify the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser or his legal personal representatives (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of optioned shares as the Purchaser or his legal personal representatives shall have then paid.

8. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his options hereunder in the manner hereinbefore provided.

9. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the expiry date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division or change if such exercise of the option hereby granted had been prior to the date of sub-division re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Dates into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

10. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (Including any right to receive dividends or other distribution therefrom or thereon) other than in respect of the Optioned Shares in respect of which the Purchaser shall have exercised his option hereunder and which the Purchaser shall have actually taken up and paid for.

11.       Time shall be of the essence of this Agreement.

12. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and his legal personal representative to the extent provided in paragraph 4 hereof. This Agreement shall not be assignable by the Purchaser or his respective legal representative.

13. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED  ) OPUS MINERALS INC.
    (in the presence of)      )
                              )
                              )
                              )
                              )
                              ) By:__________________________________
                              )     Romaine Gilliland, President & CEO
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )    ________________________________
                              )     George Stubos

                                                                    Exhibit 3.68

                               OPTION AGREEMENT

          THIS AGREEMENT made the 26th day of June, 2000

B E T W E E N:

               OPUS MINERALS INC., a corporation
               incorporated pursuant to the
               laws of the Province of Ontario,

               (hereinafter referred to as the "Corporation")

                                                            OF THE FIRST PART

               - and -


               ROMAINE GILLILAND, a director of the
               Corporation,

               (hereinafter referred to as the "Purchaser")

                                                            OF THE SECOND PART

          WHEREAS the Corporation desires to grant to the Optionee pursuant to the terms of the Corporation's Stock Option Plan (the "Plan") options to purchase common shares in the capital of the Corporation, pursuant to the Ontario Securities Commission ruling of January 10, 1997under subsection 74(1) of the Securities Act (Ontario).

          AND WHEREAS the Purchaser is a director of the Corporation;

          NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each parties hereto) the Corporation and the Optionee hereby agree as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be one or more common shares in the capital of the Corporation as constituted at the date of the Agreement.

2. The Corporation hereby grants to the Purchaser subject to the terms and conditions hereinafter set out, an irrevocable option to purchase One Hundred and Thousand (110,000) shares of the Corporation (the said Seventy Five Thousand (110,000) common shares being hereinafter called the "Optioned Shares") at the exercise price of two dollars and fifty five cents ($2.55 US funds) per Optioned Share.

3. The Purchaser shall, subject to the terms and conditions hereinafter set out, have the right to exercise the One Hundred and Ten Thousand (110,000) options hereby granted with respect to all or any part of the optioned shares at any time or from time to time after the date hereof and prior to close of business on June 30, 2005 (Hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not been exercised.

4. In the event of the death of the Purchaser on or prior to the Expiry Dates while a director of the Corporation, the option hereby granted to the Purchaser may be exercised, as to such of the Optioned Shares in respect of which option has not previously been exercised as the Purchaser would have then been entitled to purchase, by the legal personal representatives of the Purchaser at any time up to and including (but not after) a date of six (6) months following the date of death of the Purchaser or to the close of business on the expiry date, whichever is earlier.

5. In the event of the resignation or discharge of the Purchaser as a director of the Corporation prior to the Expiry Dates, the option hereby granted to the Purchaser shall after ninety (90) days following the Purchaser ceasing to be a director of the Corporation, cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which such option has not been previously exercised.

6. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporation existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(I) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not been previously exercised, by the Purchaser at any time up to and including (but not after) a date ninety (90 days following of the completion of such sale or prior to the close of business on the Expiry Dates, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfilment of any conditions or restrictions on such exercise.


7. Subject to the provisions of paragraph 4, 5 and 6 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser or his legal personal representative giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the

Secretary of the Corporation , which notice shall specify the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchase price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser or his legal personal representatives (or as the Purchaser may otherwise direct in the notice of exercise of option) within ten (10) days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser or his legal personal representatives representing in the aggregate such number of optioned shares as the Purchaser or his legal personal representatives shall have then paid.

8. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised his options hereunder in the manner hereinbefore provided.

9. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the expiry date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division or change if such exercise of the option hereby granted had been prior to the date of sub-division re-division or change.

          In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Dates into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

10. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (Including any right to receive dividends or other distribution therefrom or thereon) other than in respect of the Optioned Shares in respect of which the Purchaser shall have exercised his option hereunder and which the Purchaser shall have actually taken up and paid for.

11.       Time shall be of the essence of this Agreement.

12. This Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Purchaser and his legal personal representative to the extent provided in paragraph 4 hereof. This Agreement shall not be assignable by the Purchaser or his respective legal representative.

13. This Agreement shall be construed in accordance with and be governed by the laws of the Province of Ontario and shall be deemed to have been made in said Province.

          IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.


SIGNED, SEALED AND DELIVERED  ) OPUS MINERALS INC.
     (in the presence of)     )
                              )
                              )
                              )
                              )
                              ) By:__________________________________
                              )     Frank Kollar, Chairman
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )
                              )  ________________________________
                              )  Romaine Gilliland

                                                                    EXHIBIT 3.68




                             DATED: June 26, 2000

                              OPUS MINERALS INC.



                                    - and -



                               CHRIS PAPAIOANNOU

          THIS AGREEMENT made as of the 26/th/ day of June, 2000.

BETWEEN:
          OPUS MINERALS INC. of
          1 First Canadian Place
          P.O. Box 369, Suite 745
          100 King Street West
          Toronto Ontario  M5X 1E2

          (hereinafter referred to as the "Corporation")       OF THE FIRST PART

          CHRIS PAPAIOANNOU of
          1020 Hayrake Lane
          Charlottesville, Virginia
          28903


          (hereinafter referred to as the "Purchaser")        OF THE SECOND PART

WHEREAS the parties have entered into a consulting agreement of even date whereunder, among other things, the Corporation agreed to grant options to purchase 9,000 common shares of the Corporation to the Purchaser;

AND WHEREAS on January 10, 1997 the Ontario Securities Commission issued a ruling pursuant to subsection 74(1) of the Securities Act (Ontario) that the grant by the Corporation of options pursuant to the Corporation's stock option plan from time to time to consultants to acquire common shares of the Corporation is not subject to sections 25 or 53 of the Act provided that the issuance of such options to consultants complies with the applicable rules of The Toronto Stock Exchange governing stock potion purchase plans;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, it is hereby agreed by and between the parties as follows:

1. In this Agreement the term "share" or "shares" shall mean, as the case may be, one or more common shares in the capital of the Corporation as constituted at the date of this Agreement.

2. The Corporation hereby grants to the Purchaser, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase Nine Thousand (9,000) shares of the Corporation (the said Nine Thousand (9,000) shares being hereinafter called the "Optioned Shares") at the price of US two dollars and fifty five cents ($2.55 US funds) per Optioned Share for a period of five years
(5) years vesting at a rate of 1/3 per year for three years. The first three thousand (3,000) shares vesting on June 26, 2001, the second three thousand (3,000) shares vesting on June 26, 2002 and the third three thousand (3,000) shares vesting on June 26, 2003.

3. The Purchaser shall, subject to vesting and the terms and conditions hereinafter set out, have the right to exercise the options hereby granted with respect to all or any part of the Optioned Shares earned at any time or from time to time after the date hereof and prior to the close of business on June 26, 2005 (hereinafter called the "Expiry Date"). On the Expiry Date the options hereby granted shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the options hereby granted have not then been exercised.

4. If at any time when the option hereby granted remains unexercised with respect to any Optioned Shares, (a) a general offer to purchase all of the issued shares of the Corporation is made by a third party or (b) the Corporation proposes to sell all or substantially all of its assets and undertaking or to merge, amalgamate or be absorbed by or into any other company (save and except for a subsidiary or subsidiaries of the Corporation) under any circumstances which involve or may involve or require the liquidation of the Corporation, a distribution of its assets among its shareholders, or the termination of its corporate existence, the Corporation shall use its best efforts to bring such offer or proposal to the attention of the Purchaser as soon as practicable and
(i) the options hereby granted may be exercised, as to all or any of the Optioned Shares in respect of which such options have not previously been exercised, by the Purchaser at any time up to and including (but not after) a date thirty (30) days following the date of the completion of such sale or prior to the close of business on the Expiry Date, whichever is the earlier; and (ii) the Corporation may, at its option, require the acceleration of the time for the exercise of the said option and of the time for the fulfillment of any conditions or restrictions on such exercise.

5. Subject to the provisions of paragraph 4 hereof, the options hereby granted shall be exercisable (at any time and from time to time as aforesaid) by the Purchaser giving a notice in writing addressed to the Corporation at its principal office in the City of Toronto, Ontario and delivered to the Secretary of the Corporation, which notice shall specify therein the number of optioned shares in respect of which such notice is being exercised and shall be accompanied by payment (by cash or certified cheque) in full of the purchaser price for such number of optioned shares so specified therein. Upon any such exercise of options as aforesaid the Corporation shall forthwith cause the transfer agent and registrar of the Corporation to deliver to the Purchaser (or as the Purchaser may otherwise direct in the notice of exercise of option) within three (3)days following receipt by the Corporation of any such notice of exercise of option a certificate or certificates in the name of the Purchaser representing in the aggregate such number of optioned shares as the Purchaser shall have then paid.

6. Nothing herein contained or done pursuant hereto shall obligate the Purchaser to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Purchaser shall have exercised its option to purchase hereunder in the manner hereinbefore provided.

7. In the event of any sub-division, re-division or change of the shares of the Corporation at any time prior to the Expiry Date into greater number of shares, the Corporation shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of shares as would have resulted from such sub-division, re-division or change if such exercise of the option hereby granted had been prior to the date of such sub-division, re-division or change.

     In the event of any consolidation or change of the shares of the Corporation at any time prior to the Expiry Date into a lesser number of shares, the number of shares deliverable by the Corporation on any exercise thereafter of the option hereby granted shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

8. The Purchaser shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of the Optioned shares in respect of which the Purchaser shall have exercised his option to purchase hereunder and which the Purchaser shall have actually taken up and paid for.

9. Any notice required or permitted to be given hereunder shall be given by hand delivery, facsimile transmission or by registered mail, postage prepaid, addressed to the parties at their respective addresses as previously set forth and any such notices given by hand delivery or by facsimile transmission shall be deemed to have been received on the date of delivery or transmission and if given by prepaid registered mail, shall be deemed to have been received on the third business day immediately following the date of mailing. The parties shall be entitled to give notice of changes of addresses from time to time in the manner hereinbefore provided for the giving of notice.

10.  Time shall be the essence of this Agreement.

11. The provisions of this Agreement shall inure to the benefit of and be binding upon the Corporation and the Purchaser and their respective successors and assigns. This Agreement shall not be assignable by the Purchaser.

12. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto in connection with the subject matter hereof. No supplement, modification, waiver or termination of this Agreement shall be binding, unless executed in writing by the parties to be bound thereby.

13.  This Agreement shall be governed by the laws of Ontario.

IN WITNESS WHEREOF this Agreement has been executed by the parties.

                              )   OPUS MINERALS INC.
                              )
                              )
                              )   Per:
                              )
                              )   Authorized Signatory
                              )
                              )
                              )   CHRIS PAPAIOANNOU
                              )
                              )
                              )   Per:
                              )

THIS CONSULTING AGREEMENT made as of the 26/th/ day of June, 2000.

BETWEEN:

          OPUS MINERALS INC.  of
          1 First Canadian Place
          P.O. Box 369, Suite 745
          100 King Street West
          Toronto Ontario M5X 1E2

          (hereinafter referred to as the "Corporation")    OF THE FIRST PART

          CHRIS PAPAIOANNOU of
          1020 Hayrake Lane
          Charlottesville, Virginia
          28903

          (hereinafter referred to as the "Consultant")    OF THE SECOND PART

WHEREAS the Corporation wishes to retain the Consultant for its business and the Consultant has agreed to provide such services to the Corporation.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, it is hereby agreed by and between the parties as follows:

                                   ARTICLE 1

Definitions
-----------

1.1 For the purpose of this Agreement, "Consulting Services" shall mean operations, administrative and marketing services relating to the business, products, and services of the Corporation, and in particular but without restricting the generality of the foregoing, including computer related support, satellite administration, remote operations, internal coordination of administrative and operational activities, advisory committee support and, subject to the control and direction of the Corporation, preparing corporate and product related materials.

1.2 The terms "subsidiaries", "associates" and "affiliated corporations" as used in this Agreement shall have the meanings ascribed thereto in the Business Corporations Act of Ontario.

                                   ARTICLE 2

Engagement of the Consultant and Its Duties
-------------------------------------------

2.1 The Corporation hereby engages the services of the Consultant and the Consultant hereby accepts the engagement of its services by the Corporation, subject to the terms and conditions hereinafter contained and subject to obtaining the necessary regulatory approval hereto.

2.2 The Consultant shall provide the Consulting Services to the Corporation in such manner as the Corporation and the Consultant may reasonably agree, and shall devote such of its time as is necessary to properly render the Consulting Services to the Corporation, and all its effort, skills, attention and energies during that time to the performance of its duties as herein set forth.

2.3 The Corporation acknowledges that it is aware of the Consultant's many outside activities, duties and financial interests and agrees that the performance of such activities and duties and involvement of such financial interests will not be construed as a breach of this Agreement, provided that the Consultant provides the Consulting Services on a basis which does not impair the activities and business interests of either the Corporation or the Consultant.

2.4 In providing the Consulting Services, the Consultant will be relying upon information received from the Corporation, and will so disclose this fact in all communications. The Corporation agrees to provide the Consultant with such information, financial records, documents and product information as may facilitate the performance of the Consulting Services by the Consultant.

2.5 In the event of any misstatements, misrepresentations or omissions in information as provided by the Corporation to the Consultant and as utilized by the Consultant in the performance of the Consulting Services that may result in liability to the Consultant, the Corporation agrees to indemnify and save harmless the Consultant against any such claims or liabilities.

2.6 The Consultant agrees that it will perform the Consulting Services in accordance with all applicable laws including, but not limited to the Ontario Securities Act, the rules and policies of the Canadian Dealing Network, the Securities Exchange Commission Acts of 1933 and 1934, its rules and regulations, the rules and policies of the NASD Stock Quotation Service and any other regulatory bodies as applicable.

2.7 The Consultant agrees to indemnify and save the Corporation harmless with respect to any claim, suit, proceedings or judgement, whether regulatory or of a court of competent jurisdiction arising from any breach of the Agreement by the Consultant.

2.8 The term of this Agreement shall be for a period of three (3) years commencing on the 26th day of June 2000. The indemnities provided herein at sections 2.5 and 2.7 will survive the termination of this Agreement.

2.9 Notwithstanding section 2.8, either party may terminate this Agreement by providing the other party with at least 30 days written notice.

2.10 The Consultant shall at all times be an independent contractor and not the servant or agent of the Corporation. No partnership, joint venture or agency will be created or will be deemed to be created by this Agreement or by any action of the parties under this Agreement. The Consultant is not an agent, servant or employee of the Corporation, nor shall it represent itself to have any such relationship with the Corporation. The Consultant shall be an independent contractor with control over the manner and means of its performance. Neither the Consultant nor its employees or agents shall be entitled to rights or privileges applicable to employees of the Corporation including, but not limited to, liability insurance, group insurance, pension plans, holiday paid vacation and other benefit plans which may be available from time to time between the Corporation and its employees.

2.11 The Consultant shall be responsible for the management of its employees and without limiting the generality of the foregoing, shall be responsible for payment to the proper authorities of all unemployment insurance premiums, Canada Pension Plan contributions, Worker's Compensation premiums and all other employment expenses for all of the Consultant's employees. The Consultant shall be responsible for deduction and remittance of all income tax due from itself and its employees.

                                   ARTICLE 3

Compensation
------------

3.1 The Corporation agrees to pay the Consultant, in consideration of the provision by the Consultant of the Consulting Services to the Corporation, the sum of two thousand, one hundred and sixty six dollars and sixty seven cents US (US $2,166.67) per month upon execution of this Agreement.

3.2 The Corporation agrees to reimburse the Consultant for all reasonable disbursements, provided that the Consultant will not incur any single expenditure without obtaining the prior written consent of the Corporation. The Consultant agrees to provide the Corporation with receipts for disbursements and expenses incurred where procurable.

The Corporation agrees to enter into an agreement to grant to the Consultant, or its designate, upon terms and conditions as determined by the various Regulatory Authorities governing the Corporation, the sole and exclusive right and option to purchase all or any part of up to nine thousand (9,000) common shares of its capital as fully paid and non-assessable shares, exercisable at the price of US $2.55 per share for a period of five years (5) years vesting at a rate of 1/3 per year for three years. The first three thousand (3,000) shares vesting on June 26, 2001, the second three thousand (3,000) shares vesting on June 26, 2002 and the third three thousand (3,000) shares vesting on June 26, 2003.

3.3 The Corporation shall cause to be filed, as soon as practicable, any documentation including Registration Statement(s) Form S-1 or Form S-8 or a demand registration statement under Form S-3 as applicable, for all applicable jurisdictions to ensure that the shares to be issued under the provisions of this Option shall be freely tradable.


                                   ARTICLE 4

Confidentiality
---------------

4.1 The Consultant will not, directly or indirectly, use, disseminate, disclose, communicate, divulge, reveal, publish, use for its own benefit, copy, make notes of, input into a computer data base or preserve in any way any confidential information relating to the Corporation or its subsidiaries, associates or affiliated corporations whether during the term of this Agreement or thereafter, unless it first received written permission to do so from an authorized officer of the Corporation.

4.2 For the purposes of this Agreement, "confidential information" is information disclosed to or acquired by the Consultant relating to the business of the Corporation, or its subsidiaries, associates or affiliated corporations, their projects or the personal affairs of their directors, officers and shareholders, including information developed or gathered by the Consultant which has not been approved by the Corporation for public dissemination. Confidential information does not include information in the public domain, information released from the provisions of this Agreement by written authorization of an authorized officer of the Corporation, information which is part of the general skill and knowledge of the Consultant and does not relate specifically to the business of the Corporation, and information which is authorized by the Corporation to be disclosed in the ordinary course or is required by law or applicable regulatory policy to be disclosed.

                                   ARTICLE 5

Miscellaneous
-------------

5.1 Any notice required or permitted to be given hereunder shall be given by hand delivery, facsimile transmission or by registered mail, postage prepaid, addressed to the parties at their respective addresses as previously set forth and any such notices given by hand delivery or by facsimile transmission shall be deemed to have been received on the date of delivery or transmission and if given by prepaid registered mail, shall be deemed to have been received on the third business day immediately following the date of mailing. The parties shall be entitled to give notice of changes of addresses from time to time in the manner hereinbefore provided for the giving of notice.

5.2  Time shall be the essence of this Agreement.

5.3 The provisions of this Agreement shall inure to the benefit of and be binding upon the Corporation and the Consultant and their respective successors and assigns. This Agreement shall not be assignable by the Consultant.

5.4 This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto in connection with the subject matter hereof. No supplement, modification, waiver or termination of this Agreement shall be binding, unless executed in writing by the parties to be bound thereby.

5.5  This Agreement shall be governed by the laws of Ontario.

IN WITNESS WHEREOF this Agreement has been executed by the parties.

                                             ) OPUS MINERALS INC.
                                             )
                                             )
                                             ) Per:_________________________
                                             )
                                             ) Authorized Signatory
                                             )
                                             )
                                             ) CHRIS PAPAIOANNOU
                                             )
                                             )
                                             ) _____________________________